MEMORANDUM OF CHANGES

                       VAN KAMPEN UNITS TRUSTS, SERIES 823


   The Prospectus filed with Amendment No. 2 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 823 on December 23, 2008. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

   Front Cover Page. The date of the Prospectus has been completed and the preliminary prospectus disclosure has been removed.

   Balanced Market Allocation Strategy - Principal Investment Strategy. In the first paragraph of the section entitled "Principal Investment Strategy," the selection date for the Strategies has been provided. In the third paragraph of this section, the percentage of exchange-traded funds in the Portfolio that are classified as "non-diversified" under the 1940 Act has been provided. Also, in the eleventh paragraph of this section, the selection process of the Mid Cap Value Component of the "SMID" Strategy has been clarified.

   The "Fee Table," "Example," and "Essential Information" sections have been completed.

   The "Portfolio" page and notes thereto have been completed. Disclosure concerning SFAS No. 157 added to Notes to Portfolio.

   The "Report of Independent Registered Public Accounting Firm" page has been completed.

   The "Statement of Condition" page has been completed.

   The third paragraph under the section entitled "ETFs" has been added to describe the "non-diversified" classification of certain ETFs in the Portfolio.

   The "Sponsor" section, found within the "Portfolio Administration" section, has been revised to reflect updated financial information concerning the Sponsor.

   Back Cover Page. The date of the Prospectus has been completed.